Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Report of Competitive Technologies, Inc. (the "Company") on Form 10-Q for the period ended September  30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Johnnie D. Johnson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Johnnie D. Johnson

Johnnie D. Johnson

Chief Executive Officer

November 17, 2011

A signed original of this written statement required by Section 906 has been provided to Competitive Technologies and will be retained by Competitive Technologies and furnished to the Securities and Exchange Commission or its staff upon request.